





Investor Day – December 11, 2013



Reshaping for the Future

COMMERCIAL / INDUSTRIAL

DEFENSE

ENERGY

CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

CURTISS WRIGHT



Investor Day – December 11, 2013



Strategic Overview and Future Vision

Dave Adams
President and CEO

COMMERCIAL / INDUSTRIAL

DEFENSE

ENERGY

CURTISS WRIGHT

Agenda

OVERVIEW AND VISION	Dave Adams
CREATING SHAREHOLDER VALUE	
Financial Update and 2014 Guidance	Glenn Tynan
Operating Margin Improvement	Tom Quinly
BUSINESS OVERVIEW	
Commercial Aerospace	Graham Macdonald
Industrial	Kevin Rayment
Surface Technologies	Larry Peach
Defense	Lynn Bamford
Oil & Gas	Ron Stockwell
Power Generation	Greg Hempfling
	Jim Leachman

An Inflection Point…



Moving Forward – Creating Value

FOCUS: Improving Shareholder Value

Organic Growth ✔	Market Strategies (VP / GMs)
Margin Improvement ✔	Operational Initiatives (COO)
Capital Deployment ✔	Financial Discipline (CFO)
Working Capital / CF ✔	Efficient Execution

New Alignment Will Accelerate Value Creation

Our Vision is One Curtiss-Wright



Processes
Markets
Leaders
Functions
Comms.
Strategies

INTEGRATED



DEFENSE
COMMERCIAL AEROSPACE
POWER GENERATION
OIL AND GAS
GENERAL INDUSTRIAL

MARKET-FACING



Defense
Comm Aero
Industrial
Oil & Gas
Power Gen

GLOBAL & DIVERSIFIED

- **5 or fewer major segments with <u>critical mass</u>**
- **Top quartile performer**

A Unified Global Diversified Industrial Company

Recent Organization

Three Segments Organized by Technology, Serving Diverse Markets

CEO

COO

Flow Control **HQ**	Controls **HQ**	Surface Technologies **HQ**
Power Generation	***Commercial Aerospace***	***Commercial Aerospace***
Oil & Gas	***Aerospace Defense***	***Aerospace Defense***
Naval Defense	***Ground Defense***	***General Industrial***
	General Industrial	

CURTISS WRIGHT

Today's Organization

Three Segments Aligned by Market

- CEO
  - COO
    - **Commercial / Industrial**
      - *Commercial Aerospace*
      - *General Industrial*
      - *Surface Technologies*
    - **Defense**
      - *Aerospace Defense*
      - *Ground Defense*
      - *Naval Defense*
    - **Energy**
      - *Power Generation*
      - *Oil & Gas*

CURTISS WRIGHT

Experienced Executive Team

COO
Tom Quinly

- **20+ Years industry exp.**
- **9 Years at CW**
- **Former President: CW Controls**

CEO
Dave Adams

- **24+ Years industry exp.**
- **14 Years at CW**
- **Former President: CW Controls, Flow Control, Surface Technologies**

CFO
Glenn Tynan

- **20+ Years industry exp.**
- **14 Years at CW**

Business Leader	Years in Industry	Years at CW	Focus
Kevin Rayment	15	10	Industrial
Graham Macdonald	20	8	Comm. Aero.
Larry Peach	21	21	Surface Tech.
Greg Hempfling	31	9	Defense / Nuclear
Lynn Bamford	25	15	Defense
Ron Stockwell	30	3	Oil & Gas
Jim Leachman	31	21	Nuclear

Three Powerful Segments

COMMERCIAL / INDUSTRIAL



Component / Subsystems offering provides strong margins without high overhead requirements

Moderate growth



Providing unique value through vehicle control systems; leveraging trends in emissions and efficiency

Strong growth

DEFENSE



High value IP content in Electronics and Nuclear – leverages pockets of growth in an overall declining market

Low growth

ENERGY



Opportunities in Upstream market for specialty products and applications

Moderate growth



Uniquely positioned as a qualified component supplier to ensure life extension and regulatory compliance

Moderate growth

Our Alignment

PRIORITIZES THE CUSTOMER

EMPHASIZES MARKET LEADERSHIP

LEVERAGES OPERATIONAL EXPERTISE / SYNERGIES

STREAMLINES P&Ls and REDUCES DUPLICATION

One Curtiss-Wright

Choosing Where We Compete


custom design
systems integration
very low volume
high volatility
FOCUS
FOCUS
CW
CW
CW
CW
little IP content
high volume
low tier parts supplier

CURTISS WRIGHT

Achieving Profitable Growth


custom design
systems integration
very low volume
high volatility
UNIQUE IP
FOCUS
PLATFORM INDEPENDENT
FOCUS
SCALE
little IP content
high volume
low tier parts supplier

CURTISS WRIGHT

Clear Financial Objectives


5-6%
Double Digit
Top Quartile
>12.5%
>12%
~100%
Organic Sales Growth
EPS Growth
Operating Margins
ROIC
Free Cash Flow Conversion

Investor Day – December 11, 2013



Financial Highlights

Glenn E. Tynan
VP & CFO

COMMERCIAL / INDUSTRIAL

DEFENSE

ENERGY

Finance Transformation

UNIVERSAL AND TRANSPARENT METRICS

RIGOROUS WORKING CAPITAL MANAGEMENT

COMPREHENSIVE CAPITAL ALLOCATION STRATEGY

ONE CURTISS-WRIGHT
THREE MARKET-FACING SEGMENTS

Return on Invested Capital

ROIC = NOPAT / (Avg. Debt + Equity)

- **Adopting ROIC as standard metric for:**
  - **Capital Investments**
  - **Acquisitions**
  - **Compensation**
- **Capital to be allocated to the highest return investments and/or businesses**

CURTISS WRIGHT

Return on Invested Capital



ROIC(1)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Curtiss-Wright
Peer 50th Percentile
Peer 75th Percentile
OBJECTIVE

- **Currently below median versus peer group[2]**
- **Goal: Top Quartile**
- **Target: 12% ROIC**

(1) ROIC = NOPAT / (Avg. Debt + Equity)
(2) Peer group per CW proxy – CW 2013F; Peers latest SEC filing

CURTISS WRIGHT

Capital Allocation Strategy

Capital Expenditures | **Acquisitions**

Dividends | **Share Repurchase**

- **The same metric (ROIC) and criteria are applied to all investment opportunities**

- **Leverage Metrics:**
  - **Debt / Cap 35% – 50%**
  - **Debt / EBITDA 2x – 4x**

CURTISS WRIGHT

Cash Flow



Working Capital(1) as a % of Sales
35%
30%
25%
20%
15%
10%
5%
0%
Curtiss-Wright
Peer 50th Percentile
Peer 75th Percentile
OBJECTIVE

- **Currently below median versus peer group[2]**
- **Goal: Top Quartile**
- **Cash flow key element of S/T compensation plan**
- **Focus: Reduce Working Capital % at the BU level**

(1) Working Capital = Inventory + A/R - A/P
(2) Peer group per CW proxy – CW 2013F; Peers latest SEC filing

Capital Expenditures



CapEx as a % of Sales
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Curtiss-Wright
Peer 50th Percentile
Peer 75th Percentile
OBJECTIVE

- **Currently below median versus peer group(1)**
- **Goal: Top Quartile**
- **Invest in high return projects and/or businesses**
- **Accountability**

(1) Peer group per CW proxy – CW 2013F; Peers latest SEC filing

CURTISS WRIGHT

A New Approach to M&A

- **Corporate-led process drives consistency**
- **New ROIC-based valuation analysis**
- **Capital Allocation decisions temper current spend**
- **Ample quality opportunities**

More Selective Approach

Dividends and Share Repurchase

- **Dividends**
  - **Steady, periodic increases**

- **Share Buybacks**
  - **Shift of balance enables share buybacks to become a more strategic element of our capital allocation strategy**

Consistently Working to Maximize Value





Financial Guidance

COMMERCIAL / INDUSTRIAL

DEFENSE

ENERGY

2014 Guidance – Current Segment Structure

	FY2013E (as of Oct. 30)	FY2014E (as of Dec. 11)	% Growth
Total Sales	**$2,480 - 2,520M**	**$2,650 - 2,700M**	**6 - 8%**
Flow Control	$1,300 - 1,320M	$1,370 - 1,390M	5 - 6%
Controls	$865 - 875M	$950 - 970M	9 - 11%
Surface Technologies	$315 - 325M	$330 - 340M	3 - 6%
Total Operating Income **CW Margin**	**$232 - 240M** **9.3% - 9.5%**	**$267 - 278M** **10.1% - 10.3%**	**13 - 18%** **~80 bps**
Flow Control Margin	$116 - 119M 8.9% - 9.0%	$130 - 135M 9.5% - 9.7%	11 - 15% ~60 bps
Controls Margin	$103 - 106M 11.9% - 12.1%	$120 - 123M 12.6% - 12.7%	15 - 18% ~70 bps
Surface Technologies Margin	$53 - 55M 16.8% - 16.9%	$58 - 60M 17.4% - 17.5%	7 - 10% ~70 bps
Corporate and Other	~$40M	$40 - 41M	Flat

Guidance as of December 11, 2013. Full year amounts may not add due to rounding.

CURTISS WRIGHT

Operating Margin Expansion 2014



11.0%
10.5%
10.0%
9.5%
9.0%
8.5%
8.0%
9.3 - 9.5%
+120 bps
(30 bps)
(10 bps)
10.1 - 10.3%
2013E
Operational improvements in base business
Acquisitions completed 4Q'12 - 1Q'13
Acquisitions completed 2H'13
2014E

Guidance as of December 11, 2013.

CURTISS WRIGHT

2014 Guidance – Transition to New Segment Structure



Flow Control
Power Gen
Oil & Gas
Power Gen
Defense
Comm Aero
Gen Indus
Controls
Gen Indus
Defense
Comm Aero
Surface Tech
Power Gen
Oil & Gas
Defense
Comm Aero
Gen Indus
Commercial / Industrial
Flow: Comm Aero
All CWST
Controls: All Comm Aero + Gen. Ind.
Defense
Flow: Defense + Power Gen (AP1000) + GI
Controls: All Defense
Energy
Flow: Oil & Gas + Power Gen (Aftermarket)

2014 Guidance – New Segment Structure

	FY2014E (as of Dec. 11)	% Growth
Total Sales	**$2,650 - 2,700M**	**6 - 8%**
Commercial / Industrial	$1,040 - 1,060M	
Defense	$890 - 910M	
Energy	$720 - 730M	
Total Operating Income CW Margin	**$267 - 278M** 10.1% - 10.3%	**13 - 18%**
Commercial / Industrial Margin	$138 - 142M 13.3% - 13.4%	
Defense Margin	$118 - 122M 13.3% - 13.4%	
Energy Margin	$52 - 54M 7.2% - 7.4%	
Corporate and Other	$40 - 41M	
Diluted EPS	**$3.20 - 3.35**	**14 - 20%**

Guidance as of December 11, 2013. Full year amounts may not add due to rounding.

2014 Guidance – Sales Growth by End Market

	FY2014E (as of Dec. 11)	% of Total Sales
Aero Defense	8 - 12%	11%
Ground Defense	(7 - 11%)	3%
Naval Defense	(2) - 2%	14%
Total Defense Including Other Defense	**1 - 5%**	**29%**
Commercial Aero	6 - 10%	16%
Oil & Gas	11 - 15%	19%
Power Generation	2 - 6%	18%
General Industrial	8 - 12%	18%
Total Commercial	**7 - 11%**	**71%**
Total Curtiss-Wright	**6 - 8%**	

Guidance as of December 11, 2013.

CURTISS WRIGHT

2014 Guidance – All Other

	FY2013E (as of Oct. 30)	FY2014E (as of Dec. 11)
Post-Retirement Expense	$33 - 34M	$36 - 37M
Interest Expense	$39 - 40M	$39 - 40M
Diluted EPS	$2.75 - 2.85	$3.20 - 3.35
Diluted Shares Outstanding	47.6M	48.4M(1)
Effective Tax Rate	32.0%	32.0%
Free Cash Flow	$110 - 120M	$140 - 150M
Free Cash Flow Conversion	84 - 89%	90 - 93%
Depreciation & Amortization	$125 - 130M	$130 - 140M
Capital Expenditures	$80 - 85M	$80 - 90M

(1) Assumes no share repurchases in 2014

Guidance as of December 11, 2013.

Sound Financial Strategies



Balanced Capital Allocation
Cash Flow Maximization
Improving Shareholder Returns
Operating Margin Expansion
Financial Transparency

Investor Day – December 11, 2013





COMMERCIAL / INDUSTRIAL

DEFENSE

ENERGY

Operating Margin Improvement

Tom Quinly
Chief Operating Officer

CURTISS WRIGHT

Current State – Operating Margin Benchmarking [1]


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.3% - 9.5%
9.2%
12.5%
14%
OBJECTIVE
CW 2013
50th
75th
Target
Peer Group Percentile

(1) **Based upon peer group per CW proxy - 3 year avg. 2010-2012**

CURTISS WRIGHT

Margin Improvement

"BIG 10" IMPERATIVES

Clarity of Purpose

1



Operating Margin
RONA
Inventory
OTD
New Product
ROIC
IWRR
Inventory Turns
Acquisitions
Organic Growth
FCF
Product Strategies
Growth Initiatives
Geographic Expansion
Employee Engagement
Capital Deployment

CURTISS WRIGHT

Accountability

2

- Total Alignment
- Total Commitment
- No Excuses
- Compensation Alignment







CURTISS WRIGHT

Operational Excellence

3

- Continue Lean Journey
- Drive Engineering Excellence
- Continuous Improvement Culture
- All disciplines
- Targeted Savings by Site/Team



$2.3B
R&D $70M
Selling $155M
Admin $354M
Other COS $825M
Direct Material $880M
Total 2013 Opportunity

Continuing the Journey

Supply Chain Initiatives

4

- Leverage Spend Council
- LCE Supplier Development
- Indirect Spend Target
- Focused Commodity Teams
- Clear Accountability



$1.3B
Total Opportunity
$330M INDIRECT
$85M CAPEX
$880m DIRECT

Portfolio Rationalization

5



Market Attractiveness
HIGH
MODERATE
LOW
Competitive Position
STRONG
ADEQUATE
WEAK
Product A
Product B
Product C
Product E
Product F
Product G
Product K
Product H
Product D
Product L
Product J
Product I
Product M
Product N
Grow
Evaluate
Harvest

"Addition by Subtraction"

Consolidation Programs

6

- **Market facing – delayering**
- **Numerous Opportunities**
- **Improving transparency**
- **Leverage Centers of Excellence**
- **Continuous Process:**
  - ➢ **Strategy Evolution**
  - ➢ **Acquisition Integration**



$1.4M
$750M
Opportunity
> 40
Sites*
20
Sites*
<$40M
>$40M

*Excludes Surface Technologies sales and sites

Shared Services

7

- **Benchmarking complete**
- **Finance – well down the path:**
  - Contributing
- **IT - well down the path:**
  - Fy14 contributions
- **HR – early days**
  - Phase II launch next year
  - Additional plans being developed
- **Driving top quartile performance**



% of Sales
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.1%
0.85%
2.2%
2.0%
3.1%
0.42%
1.7%
1.0%
Finance
IT
HR
Current State
Top Quartile

Low Cost Economy COE Development

8

- **Suzhou, China + Nogales, MX**
  - ➢ **Significant Contributions**
- **Pune, India + Querétaro, MX**
  - ➢ **Still Maturing**
- **Supply Chain Localization**
  - ➢ **Key Driver**
- **Teams/Processes in place**
- **Aggressive Fy14 plan**


LCE Labor Hours
82k
620k
1.3m
2009
Current
2018

Segment Focus Opportunities

9

Segment	Focus Area
Defense	– Consolidation Programs
	– Underperforming Product Areas
	– Program Investments
	– Portfolio Expansion Investments
Commercial Industrial	– Greenfield Operations
	– LCE Capability Development
	– Portfolio Expansion Investments
	– Acquisition Improvements
Energy	– Downstream O&G
	– Acquisition Improvements
	– Plant Improvement & Expansions
	– Services Business


$30-40M
Fy13 Opportunity
Defense
Com/Ind
Energy

Strategic Growth Initiatives

10

Dimension	Focus Area
Technology	– Protect the Core – Technology Leadership – Attack Discontinuities – Portfolio Expansion
Market	– Leverage core capabilities – Attack niche new segments – Select Bolt-On Acquisitions
Geographic Expansion	– Management Training – Operations Best Practices – Acquisition Talent Parachute



New Market
Technology
Geographic Expansion

Making the Right Investments

Strategic Margin Drivers



9.3 - 9.5%
Today
Competitiveness Programs
Shared Services
Portfolio Review
Segment Focus
Strategic Initiatives
Volume
14%
2018

Achieving 14% Over the Planning Period

Key Takeaways

- **Significant opportunities**
- **Plan in place**
- **Management alignment and commitment**
- **Talented team to execute**
- **No excuses**





